Exhibit 10.32

OPTION AGREEMENT

This OPTION AGREEMENT (the “Agreement”) is made as of June 30, 2011, by and among Single Touch Systems, Inc., a Delaware corporation (the “Company”) and Anthony G. Macaluso., an individual. (“Macaluso”).

WHEREAS, the Company wishes to acquire the interest held by Macaluso in Soapbox Mobile, Inc. (“SoapBox”), represented as being in excess of a 55% controlling equity interest and Macaluso desires to sell his interest in SoapBox; and

WHEREAS, the Company requires time to perform due diligence regarding a transaction to acquire the equity interest held by Macaluso and the Board of Directors on June 30, 2011 directed the CEO to explore options related to the acquisition of SoapBox.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants set forth below, the parties hereby agree as follows:

1.             Refundable Good Faith Deposit.                                                      The Company shall place a good faith deposit of $155,000 with Macaluso in exchange for an option to acquire his interest in SoapBox as represented by Macaluso. This Deposit shall be refunded in the event the good faith efforts of the parties to this agreement are unsuccessful in reaching a definitive agreement.

2.             Duty of Parties Best Efforts/Good Faith.  Each of the parties will use its commercially reasonable best efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.  Each party agrees to promptly begin negotiation of a definitive agreement for the Acquisition and to negotiate in good faith terms and conditions of a definitive agreement for the Acquisition that is customary for transaction of this type. The parties acknowledge that acting in good faith they may not be able to agree on satisfactory terms for a final agreement.

3.             Company Due Diligence. The Company shall conduct due diligence investigations on SoapBox and upon completion of those investigations have the right to terminate the option and demand the refund of the good faith deposit. Macaluso shall reasonably cooperate with the due diligence efforts of the Company or the Company can terminate the agreement and demand the refund of the good faith deposit.

4.             Duration.  This option shall exist for a period of three months from the date of this agreement.

5.             Miscellaneous.

(a)           Amendments and Waivers.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by each of the parties.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)           Governing Law.  This Agreement, and all claims arising under or in connection therewith, shall be governed by and construed in accordance with the domestic substantive laws of the State of California, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

(c)           Remedies.  Each party shall be entitled to enforce its rights under this Agreement specifically to recover damages by reason of any breach of any provision or term of this Agreement and to exercise all other rights existing in its favor.  The parties hereto agree and acknowledge that this Agreement contains rights that are unique property, and that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each Party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

(d)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have executed this Agreement, under seal, as of the date first written above.

SINGLE TOUCH SYSTEMS, INC.

By:	/s/ James Orsini
Name: James Orsini
Title: President

Anthony G. Macaluso

By:	/s/ Anthony G. Macaluso
Name: Anthony G. Macaluso
Title: an individual

OPTION AGREEMENT

AMENDMENT #1

The OPTION AGREEMENT (the “Agreement”) made as of June 30, 2011, by and among Single Touch Systems, Inc., a Delaware corporation (the “Company”) and Anthony G. Macaluso., an individual. (“Macaluso”) shall be modified by this mutual written agreement as follows:

“ 4.           Duration.  This option shall exist for a period of three months from the date of this agreement.”

Shall now read

“ 4.           Duration.  This option shall exist for a period of six months from the date of this agreement.”

WHEREAS, the Company required additional time to perform due diligence regarding a transaction to acquire the equity interest held by Macaluso and the Board of Directors on June 30, 2011 directed the CEO to explore options related to the acquisition of SoapBox.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants set forth below, the parties hereby agree as follows:

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have executed this Amendment #1 to the Agreement, under seal, as of September 30, 2011.

SINGLE TOUCH SYSTEMS, INC.

By:	/s/ James Orsini
Name: James Orsini
Title: President

Anthony G. Macaluso

By:	/s/ Anthony G. Macaluso
Name: Anthony G. Macaluso
Title: an individual

OPTION AGREEMENT

AMENDMENT #2

The OPTION AGREEMENT (the “Agreement”) made as of June 30, 2011, by and among Single Touch Systems, Inc., a Delaware corporation (the “Company”) and Anthony G. Macaluso., an individual. (“Macaluso”) shall be modified by this mutual written agreement as follows:

“ 4.           Duration.  This option shall exist for a period of three months from the date of this agreement.”

Amended to read

“ 4.           Duration.  This option shall exist for a period of six months from the date of this agreement.”

Shall now read

“ 4.           Duration.  This option shall exist for a period of nine months from the date of this agreement.”

WHEREAS, the Company required additional time to perform due diligence regarding a transaction to acquire the equity interest held by Macaluso and the Board of Directors on June 30, 2011 directed the CEO to explore options related to the acquisition of SoapBox.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants set forth below, the parties hereby agree as follows:

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have executed this Amendment #2 to the Agreement, under seal, as of December 28, 2011.

SINGLE TOUCH SYSTEMS, INC.

By:	/s/ James Orsini
Name: James Orsini
Title: President

Anthony G. Macaluso

By:	/s/ Anthony G. Macaluso
Name: Anthony G. Macaluso
Title: an individual